SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):     May  24,  2001


                            Community West Bancshares
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      California                    000-23575                 77-0446957
----------------------------    -----------------     ------------------------
(State or Other Jurisdiction    (Commission File            (IRS Employer
      of Incorporation)             Number)            Identification Number)


   445 Pine Avenue, Goleta, California,                                93117
 -------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                          (Zip Code)


                                 (805) 692-1862
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



                                                        Exhibit Index at Page: 2
                                                           Total No. of Pages: 3


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ITEM  5.  OTHER  EVENTS.


     On May 24, 2001 Community West Bancshares (the "Registrant"), announced the resumption of a previously enacted stock buyback plan. The plan, approved in December of 1998, authorizes the repurchase of the Registrant's common stock up to $2 million of the outstanding shares.

     Attached hereto as Exhibit 99.4 and incorporated by reference herein is a press release on the resumption of the Registrant's stock buyback plan.



ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits

The  following  exhibit  is  filed as a part of this Current Report on Form 8-K:

Exhibit  No.     Description
-----------      ---------------------------------------------------------------

    99.4         Press  Release  dated  May  24,  2001 on the Resumption of the
                 Stock  Buyback  Plan


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     May  24,  2001                    COMMUNITY  WEST  BANCSHARES

                                               By:     /s/  Lynda  Pullon  Radke
                                                       -------------------------
                                                       Lynda  Pullon  Radke
                                                       Senior Vice President and
                                                       Chief  Financial  Officer


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